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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 24, 2004

ISONICS CORPORATION
(Name of small business issuer as specified in its charter)

California	001-12531	77-0338561
State of Incorporation	Commission File Number	IRS Employer Identification No.

5906 McIntyre Street, Golden, Colorado 80403
Address of principal executive offices

303-279-7900
Telephone number, including Area code

Not applicable
Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant's Certifying Accountant

        On November 24, 2004, the Audit Committee of Isonics Corporation (the "Company" or "we"), informed Grant Thornton LLP ("Grant Thornton") that it has dismissed Grant Thornton as the Company's independent registered public accounting firm effective immediately.

        On November 24, 2004, the Audit Committee informed Hein & Associates LLP, certified public accountants, that such firm was appointed as the Company's independent registered public accounting firm effective immediately. The Company has authorized Grant Thornton to respond fully to inquiries by our new auditors in connection with the retention of the new auditors.

        Grant Thornton's reports on the Company's financial statements for the fiscal years ended April 30, 2003 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle, except for the matter discussed in the next sentence. There was an explanatory paragraph in Grant Thornton's report on the Company's financial statements included in Form 10-KSB for the year ended April 30, 2003, indicating that the accompanying consolidated financial statements had been prepared assuming that the Company will continue as a going concern, and Grant Thornton identified certain factors that raised substantial doubt about the Company's ability to continue as a going concern. That explanatory paragraph was not contained in Grant Thornton's report on the Company's financial statements included in the Company's Form 10-KSB for the year ended April 30, 2004.

        In connection with the audits of the Company's financial statements for each of the last two fiscal years ended April 30, 2004 and 2003, and as of November 24, 2004, there were no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, consolidated financial statement disclosures, or auditing scope and procedures, which, if not resolved to the satisfaction of Grant Thornton, would have caused them to make a reference thereto in connection with their report on the financial statements, except for the following disagreement regarding auditing scope and procedures: Grant Thornton informed the Company that they required additional auditing procedures to be performed with respect to the inquiry being performed by the NASDAQ Listing Investigation Unit (hereinafter the "the NASDAQ inquiry") which commenced in October 2004 and that they needed to obtain additional information from the NASDAQ regarding the NASDAQ inquiry prior to issuing a consent allowing the inclusion, within a Form SB-2, of Grant Thornton's opinion on the Company's financial statements as of April 30, 2004 and 2003 and for the years then ended, and prior to completing a review of the Company's financial statements to be included in the Form 10-QSB for the period ended October 31, 2004. Grant Thornton believed that if the additional auditing procedures were performed and additional information was obtained there may be a material impact on the fairness or reliability of the Company's financial statements; however, due to Grant Thornton's dismissal, they did not conduct such procedures or obtain such information. The Company did not agree with Grant Thornton that the NASDAQ inquiry was material or that the NASDAQ inquiry impacted the financial statements, disclosure, or auditing scope or procedures. The Company's audit committee has discussed this matter with Grant Thornton, and Grant Thornton has also been authorized to fully respond to inquiries made by Hein & Associates LLP concerning this matter.

        During the Company's past two fiscal years and through November 23, 2004, we did not consult Hein & Associates LLP regarding the application of accounting principles to a specific transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matter or reportable event that would be required to be reported in this Form 8-K.

        We have provided Grant Thornton a copy of these disclosures and have requested Grant Thornton to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Grant Thornton agrees with the statements by the Company in this report. Grant Thornton's letter is attached as Exhibit 16.1.

Item 7.01 Regulation FD Disclosure

        On October 14, 2004, we issued a press release providing guidance on the exercisability of our outstanding Class B and Class C common stock purchase warrants. A copy of the press release is attached with this report as Exhibit 99.1.

        On October 15, 2004, we issued a press release announcing the debut of the NeutroTest prototype. A copy of the press release is attached with this report as Exhibit 99.2.

        On October 19, 2004, we issued a press release commenting on recent market activity. A copy of the press release is attached with this report as Exhibit 99.3.

        On October 19, 2004, we issued a press release announcing a webcast conference held on October 21, 2004, of our NeutroTest prototype. A copy of the press release is attached with this report as Exhibit 99.4.

        On October 22, 2004, we issued a press release announcing the availability of our NeutroTest presentation to NATO on our website. A copy of the press release is attached with this report as Exhibit 99.5.

        On October 27, 2004 we issued a press release announcing the naming of Charles E. Minter as Director of Commercialization for our Homeland Security and Defense Division. A copy of the press release is attached with this report as Exhibit 99.6.

        On November 9, 2004 we issued a press release announcing that retired U.S. Navy Rear Admiral Cathal L. Flynn has joined our Homeland Security and Defense Advisory Board. A copy of the press release is attached with this report as Exhibit 99.7.

        On November 12, 2004 we issued a press release announcing that Michael Caridi has joined our Homeland Security and Defense Advisory Board. A copy of the press release is attached with this report as Exhibit 99.8.

        On November 22, 2004 we issued a press release announcing that our NeutroTest explosive detection product passes further business and technical milestones during executive review. A copy of the press release is attached with this report as Exhibit 99.9.

        On November 28, 2004, the Company issued a press release announcing the appointment of the Company's vice president, Daniel Grady, Ph.D. to oversee the operations of the Company's wholly-owned subsidiary, Homeland Security and Defense Corporation, announcing the appointment of the Company's vice president Lindsay Gardner, to oversee the operations of the Company's life sciences division and a Nasdaq request for information. A copy of the press release is attached with this report as Exhibit 99.10.

        On November 29, 2004 we issued a press release discussing that an Isonics Executive will present at a Southern California Investment Association Conference this week. A copy of the press release is attached with this report as Exhibit 99.11.

Item 9.01 Financial Statements and Exhibits

  (c)
  Exhibits

16.1	Letter of Grant Thornton LLP, dated November 24, 2004 regarding the change in certifying accountant.
99.1	October 14, 2004 press release providing guidance on the exercisability of our outstanding Class B and Class C common stock purchase warrants.
99.2	October 15, 2004 press release announcing the debut of the NeutroTest prototype.
99.3	October 19, 2004 press release commenting on recent market activity.
99.4	October 19, 2004 press release announcing a webcast conference held on October 21, 2004, of our NeutroTest prototype.
99.5	October 22, 2004 press release announcing the availability of our NeutroTest presentation to NATO on our website.
99.6	October 27, 2004 press release announcing the hiring of a Director of Commercialization for our Homeland Security and Defense Division.
99.7	November 9, 2004 press release announcing that U.S. Navy Rear Admiral Cathal L. Flynn has joined our Homeland Security and Defense Advisory Board.
99.8	November 12, 2004 press release announcing that Michael Caridi has joined our Homeland Security and Defense Advisory Board.
99.9	November 22, 2004 press release announcing progress of our NeutroTest product.
99.10	November 28, 2004 press release announcing position appointments and Nasdaq request for information
99.11	November 29, 2004 press release announcing presentation at SCIA conference

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 1st day of December 2004.

Isonics Corporation
By:	/s/ JAMES E. ALEXANDER James E. Alexander President and Chief Executive Officer

QuickLinks

  Item 4.01 Changes in Registrant's Certifying Accountant
  Item 7.01 Regulation FD Disclosure
  Item 9.01 Financial Statements and Exhibits
SIGNATURES